                                  EXHIBIT 99.1

CHRISTOPHER CELENTINO, STATE BAR # 131688
LUCE, FORWARD, HAMILTON & SCRIPPS, LLP
600 WEST BROADWAY, SUITE 2600
SAN DIEGO, CA  92101
Attorney for Debtor-In-Possession


                         UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF CALIFORNIA

In Re: CinemaStar Luxury Theaters, Inc., Debtor(s)
CASE NUMBER: 01-00110-JM11
CHAPTER 11
DEBTOR-IN-POSSESSION MONTHLY OPERATING REPORT
FOR THE MONTH OF: JANUARY 2001

TO:      THE HONORABLE JUDGE MYERS
         UNITED STATES BANKRUPTCY JUDGE

         The Debtor-In-Possession hereby files its Monthly Operating Report pursuant to the United States Trustee's Operating and Reporting Requirements for Chapter 11 cases.

DATED: February 19, 2001
                                               s/ Christopher Celentino
                                               ---------------------------------
                                               Attorney for Debtor-In-Possession

-------------------------------------------------------------------------------
                       UNITED STATES DEPARTMENT OF JUSTICE
                       OFFICE OF THE UNITED STATES TRUSTEE
                         SOUTHERN DISTRICT OF CALIFORNIA
-------------------------------------------------------------------------------

In Re: CinemaStar Luxury Theaters, Inc., Debtor(s)
CHAPTER 11 (BUSINESS)
CASE NO. 01-00110-JM11
OPERATING REPORT NO. 1
FOR THE MONTH ENDING: JANUARY 31, 2001

                       I. CASH RECEIPTS AND DISBURSEMENTS
                             A. (GENERAL ACCOUNT *)

--------------------------------------------------------------------------------------- ---------------------
1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS                                                  n/a
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS                                       n/a
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
3. BEGINNING BALANCE                                                                                    0.00
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
4. RECEIPTS DURING CURRENT PERIOD
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
         ACCOUNTS RECEIVABLE - PRE-FILING                                                               0.00
--------------------------------------------------------------------------------------- ---------------------
         ACCOUNTS RECEIVABLE - POST-FILING                                                              0.00
--------------------------------------------------------------------------------------- ---------------------
         GENERAL SALES                                                                            981,652.24
--------------------------------------------------------------------------------------- ---------------------
         OTHER (SPECIFY) Advanced ticket sales, Mexico mgmnt fees                                  99,816.60
--------------------------------------------------------------------------------------- ---------------------
         OTHER ** (SPECIFY)                                                                             0.00
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
                                            TOTAL RECEIPTS THIS PERIOD                          1,081,468.84
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
5. BALANCE:                                                                                     1,081,468.84
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD                                                620,189.04
--------------------------------------------------------------------------------------- ---------------------
         (Total from Page 2)
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
7. ENDING BALANCE                                                                                 461,279.80
--------------------------------------------------------------------------------------- ---------------------


------------------------------------------------------- -----------------------------------------------------
8. GENERAL ACCOUNT NUMBER                               07007494381
------------------------------------------------------- -----------------------------------------------------
   DEPOSITORY NAME AND LOCATION                         Union Bank of California
-------------------------------------------------------------------------------------------------------------
                                                        445 South Figueroa St., Los Angeles, CA 90051
-------------------------------------------------------------------------------------------------------------

* ALL RECEIPTS MUST BE DEPOSITED INTO THE GENERAL ACCOUNT

** INCLUDE THE RECEIPTS FROM THE SALE OF ANY REAL OR PERSONAL PROPERTY OUT OF THE ORDINARY COURSE OF BUSINESS; ATTACH AN EXHIBIT SPECIFYING WHAT WAS SOLD, TO WHOM, TERMS, AND DATE OF COURT ORDER OR REPORT OF SALE.

           TOTAL DISBURSEMENTS DURING CURRENT PERIOD (General Account)

---------------------------------------------------------------------------------------------------------------
   CHECKS
---------------------------------------------------------------------------------------------------------------
    Date       Check #            Payee                    Purpose               Amount
---------------------------------------------------------------------------------------------------------------
   1/11/01       126    Pepsi                     Concession Inventory               1,663.01
---------------------------------------------------------------------------------------------------------------
   1/11/01       127    Pepsi                     Concession Inventory               1,930.72
---------------------------------------------------------------------------------------------------------------
   1/12/01       128    E Alejandre               salary                             1,011.13
---------------------------------------------------------------------------------------------------------------
   1/12/01       129    J George                  void                                      -
---------------------------------------------------------------------------------------------------------------
   1/12/01       130    M Whitacre                void                                      -
---------------------------------------------------------------------------------------------------------------
   1/12/01       131    M Whitacre                salary                               466.74
---------------------------------------------------------------------------------------------------------------
   1/12/01       132    J George                  salary                               620.45
---------------------------------------------------------------------------------------------------------------
   1/17/01       133    Office Furniture          Office furniture purchase          3,501.34
---------------------------------------------------------------------------------------------------------------
   1/17/01       134    Pepsi                     Concession Inventory               1,738.15
---------------------------------------------------------------------------------------------------------------
   1/16/01       135    Pepsi                     Concession Inventory              15,000.00
---------------------------------------------------------------------------------------------------------------
   1/16/01       136    Quality Concessions       Concession Inventory               1,950.00
---------------------------------------------------------------------------------------------------------------
   1/16/01       137    Sony                      Film Payable                      20,000.00
---------------------------------------------------------------------------------------------------------------
   1/16/01       138    J Bailor                  salary                               543.88
---------------------------------------------------------------------------------------------------------------
   1/17/01       139    US postal service         Postage                              500.00
---------------------------------------------------------------------------------------------------------------
   1/18/01       140    Pacer Cats                POS maintenance                   10,120.46
---------------------------------------------------------------------------------------------------------------
   1/19/01       141    Optimal                   Web svcs - monthly fee                50.00
---------------------------------------------------------------------------------------------------------------
   1/22/01       142    Manulife                  Employee benefits - 401K           2,666.55
---------------------------------------------------------------------------------------------------------------
   1/29/01       143    Void                      void                                   0.00
---------------------------------------------------------------------------------------------------------------
   1/23/01       144    Waxie                     Operating costs -                  2,146.84
                                                  janitorial
---------------------------------------------------------------------------------------------------------------
   1/23/01       145    City Clerk SB20           Business licenses                  1,695.26
---------------------------------------------------------------------------------------------------------------
   1/25/01       146    SB Dept Public Health     Business licenses                    843.75
---------------------------------------------------------------------------------------------------------------
   1/25/01       147    Jessica George            Emp. Benefits - tuition               90.79
                                                  reimbursement
---------------------------------------------------------------------------------------------------------------
   1/25/01       148    SD Union Tribune          Film advertising                   3,750.24
---------------------------------------------------------------------------------------------------------------
   1/25/01       149    State Comp Ins.           Workers Comp Insurance            12,000.01
---------------------------------------------------------------------------------------------------------------
   1/25/01       150    Paul Hobby                travel reimbursement               4,679.16
---------------------------------------------------------------------------------------------------------------
   1/25/01       151    Union Bank of Cal         interest pmt                      60,088.86
---------------------------------------------------------------------------------------------------------------
   1/26/01       152    Union Bank of Cal         credit card charge backs           1,400.93
---------------------------------------------------------------------------------------------------------------
   1/26/01       153    City of Riverside         Business licenses                    220.00
---------------------------------------------------------------------------------------------------------------
   1/26/01       154    Image Com                 Copy machine - purchase            2,000.01
---------------------------------------------------------------------------------------------------------------
   1/29/01       155    Dianne Peacock            travel reimbursement                  93.00
---------------------------------------------------------------------------------------------------------------
   1/29/01       156    City Clerk SB20           Business licenses                     50.00
---------------------------------------------------------------------------------------------------------------
   1/30/01       157    Allen Elrod               reimbursement                        270.93
---------------------------------------------------------------------------------------------------------------
   1/31/01       158    Van Asch Janitorial       Operating costs -                    737.11
                                                  janitorial
---------------------------------------------------------------------------------------------------------------
   1/31/01       159    County of Riverside       Business licenses                    492.00
---------------------------------------------------------------------------------------------------------------
                        TOTAL                                                                       152,321.32
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
    WIRE TRANSFERS
---------------------------------------------------------------------------------------------------------------
   1/16/01      1.01    Mission Grove Properties  Theater rent                      29,766.97
---------------------------------------------------------------------------------------------------------------
   1/16/01      1.02    Mission Grove             Theater rent                      59,283.43
----------------------------------------------------------------------------------------------------------------


                                                                   Page 3 of 14

----------------------------------------------------------------------------------------------------------------
                        Properties
----------------------------------------------------------------------------------------------------------------
   1/25/01      1.05    20th Century Fox          Films Payable                     28,686.80
---------------------------------------------------------------------------------------------------------------
   1/25/01      1.06    Buena Vista               Films Payable                     14,211.25
---------------------------------------------------------------------------------------------------------------
   1/25/01      1.07    Miramax                   Films Payable                      6,945.73
---------------------------------------------------------------------------------------------------------------
   1/25/01      1.08    Paramount                 Films Payable                     11,650.74
---------------------------------------------------------------------------------------------------------------
   1/25/01      1.09    Universal                 Films Payable                     14,690.48
---------------------------------------------------------------------------------------------------------------
   1/25/01      1.10    Warner                    Films Payable                     12,470.05
---------------------------------------------------------------------------------------------------------------
   1/25/01      1.11    Newline                   Films Payable                        121.11
---------------------------------------------------------------------------------------------------------------
   1/25/01      1.12    ManuLife                  Emp. Benefits - 401K -             7,558.32
                                                  for 2 months
---------------------------------------------------------------------------------------------------------------
   1/25/01      1.13    Metropolitan Prov.        Concession Inventory               7,946.91
---------------------------------------------------------------------------------------------------------------
   1/31/01      1.14    Metropolitan Prov.        Concession Inventory
---------------------------------------------------------------------------------------------------------------
                        TOTAL                                                                       193,331.79
---------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
             TRANSFERS TO PAYROLL ACCOUNT
---------------------------------------------------------------------------------------------------------------
   1/19/01              UBOC Acct. # 07007494365  Jan 19, 2001 Payroll Run         135,505.65
---------------------------------------------------------------------------------------------------------------
   1/22/01              UBOC Acct. # 07007494365  Special Run: Closing               2,030.28
                                                  Galaxy 6 Thtr
---------------------------------------------------------------------------------------------------------------
   1/26/01              UBOC Acct. # 07007494365  Feb 2, 2001 Payroll Run          137,000.00
---------------------------------------------------------------------------------------------------------------
                        TOTAL                                                                       274,535.93
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                        TOTAL DISBURSEMENTS DURING CURRENT PERIOD                                    620,189.04
----------------------------------------------------------------------------------------------------------------

                              B. (PAYROLL ACCOUNT)

--------------------------------------------------------------------------------------- ---------------------
1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS                                                  n/a
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS                                       n/a
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
3. BEGINNING BALANCE                                                                                    0.00
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
4. RECEIPTS DURING CURRENT PERIOD                                                                 274,535.93
--------------------------------------------------------------------------------------- ---------------------
         TRANSFERRED FROM GENERAL ACCOUNT
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
5. BALANCE:                                                                                       274,535.93
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD                                                139,834.08
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
7. ENDING BALANCE                                                                                 134,701.85
--------------------------------------------------------------------------------------- ---------------------

------------------------------------------------------- -----------------------------------------------------
8. PAYROLL ACCOUNT NUMBER                               07007494365
------------------------------------------------------- -----------------------------------------------------
   DEPOSITORY NAME AND LOCATION                         Union Bank of California
-------------------------------------------------------------------------------------------------------------
                                                        445 South Figueroa St., Los Angeles, CA 90051
-------------------------------------------------------------------------------------------------------------

TOTAL DISBURSEMENTS DURING CURRENT PERIOD (Payroll Account)

----------------------------------------------------------------------------------------------------------------
January 19, 2001 Payroll Run - Summary of Expense
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
              Wages Earned - Normal Recurring                                       92,402.56
----------------------------------------------------------------------------------------------------------------
              Wages Earned - Adjustments & Voids                                     3,746.88
----------------------------------------------------------------------------------------------------------------
              Wage Garnishments                                                        117.00
----------------------------------------------------------------------------------------------------------------
              Federal Income Taxes                                                  12,230.22
----------------------------------------------------------------------------------------------------------------
              Social Security                                                       15,264.35
----------------------------------------------------------------------------------------------------------------
              Medicare                                                               3,569.85
----------------------------------------------------------------------------------------------------------------
              State Unemployment Taxes - Employer                                    3,581.36
----------------------------------------------------------------------------------------------------------------
              Federal Unemployment Taxes                                               966.96
----------------------------------------------------------------------------------------------------------------
              State Unemployment Taxes - Employee                                    1,273.49
----------------------------------------------------------------------------------------------------------------
              State Income Taxes                                                     2,352.98
----------------------------------------------------------------------------------------------------------------
              Total                                                                135,505.65
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
January 19, 2001 Payroll Run - Summary of Disbursements
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
              Direct Deposits                                                       79,132.34
----------------------------------------------------------------------------------------------------------------
              ADP Checks Issued                                                     52,626.44
----------------------------------------------------------------------------------------------------------------
              Manual Checks Issued                                                   3,746.88
----------------------------------------------------------------------------------------------------------------
                        TOTAL                                                      135,505.66
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
January 22, 2001 Special Payroll Run: Closing Galaxy 6
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
              Manual Checks Issued                                                   2,030.28
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
January 24, 2001 Special Payroll Run: Closing Galaxy 6
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
              Manual Checks Issued                                                   2,298.15
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS THIS PERIOD                                                                      139,834.09
----------------------------------------------------------------------------------------------------------------

                                B. (TAX ACCOUNT)

--------------------------------------------------------------------------------------- ---------------------
1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS                                                      n/a
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS                                           n/a
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
3. BEGINNING BALANCE                                                                                    0.00
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
4. RECEIPTS DURING CURRENT PERIOD
--------------------------------------------------------------------------------------- ---------------------
         TRANSFERRED FROM GENERAL ACCOUNT                                                          25,000.00
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
5. BALANCE:                                                                                        25,000.00
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD                                                      0.00
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
7. ENDING BALANCE                                                                                  25,000.00
--------------------------------------------------------------------------------------- ---------------------

------------------------------------------------------- -----------------------------------------------------
8.  TAX ACCOUNT NUMBER                                  02180038712
------------------------------------------------------- -----------------------------------------------------
    DEPOSITORY NAME AND LOCATION                        Union Bank of California
-------------------------------------------------------------------------------------------------------------
                                                        445 South Figueroa St., Los Angeles, CA 90051
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

                           D. SUMMARY SCHEDULE OF CASH

--------------------------------------------------------------------------------------- ---------------------
ENDING BALANCE FOR PERIOD
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
         GENERAL ACCOUNT                                                                          461,279.80
--------------------------------------------------------------------------------------- ---------------------
         PAYROLL ACCOUNT                                                                          134,701.85
--------------------------------------------------------------------------------------- ---------------------
         TAX ACCOUNT                                                                               25,000.00
--------------------------------------------------------------------------------------- ---------------------
         OTHER ACCOUNTS *:                                                                      2,047,121.15
--------------------------------------------------------------------------------------- ---------------------
         OTHER MONIES *:                                                                                0.00
--------------------------------------------------------------------------------------- ---------------------
         PETTY CASH **                                                                                  0.00
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
TOTAL CASH AVAILABLE                                                                            2,668,102.80
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------

* SPECIFY THE FUND AND THE TYPE OF HOLDING (I.E., CD, SAVINGS ACCOUNT, INVESTMENT SECURITIES, ETC.) AND THE DEPOSITORY NAME, LOCATION, AND ACCOUNT NUMBER

** ATTACH EXHIBIT ITEMIZING ALL PETTY CASH TRANSACTIONS

NOTE: ATTACH COPIES OF ALL MONTHLY ACCOUNTS FROM FINANCIAL INSTITUTIONS FOR EACH ACCOUNT

                  OTHER ACCOUNTS (SUPPLEMENT TO SCHEDULE I.D.)

---------------------------------------------------------------- --------------------- ----------------------
Bank / Account Type                                                   Account #               Balance
---------------------------------------------------------------- --------------------- ----------------------
---------------------------------------------------------------- --------------------- ----------------------
Bank of America
---------------------------------------------------------------- --------------------- ----------------------
Master Concentration                                                 14501-09188                  970,239.84
---------------------------------------------------------------- --------------------- ----------------------
Merchant                                                             14501-09189                   65,766.25
---------------------------------------------------------------- --------------------- ----------------------

---------------------------------------------------------------- --------------------- ----------------------
Union Bank of California
---------------------------------------------------------------- --------------------- ----------------------
Master Concentration                                                 0700494-349                  908,359.33
---------------------------------------------------------------- --------------------- ----------------------
FOB Cinemastar Luxury Cinemas, Inc.                                  0700494-373                  102,758.73
---------------------------------------------------------------- --------------------- ----------------------
Merchant                                                             0700494-357                        0.00
---------------------------------------------------------------- --------------------- ----------------------
Moviefone                                                            0700494-146                        0.00
---------------------------------------------------------------- --------------------- ----------------------

---------------------------------------------------------------- --------------------- ----------------------
Total                                                                                           2,047,121.15
---------------------------------------------------------------- --------------------- ----------------------

---------------------------------------------------------------- --------------------- ----------------------

              II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS,
                    AND OTHER PARTIES TO EXECUTORY CONTRACTS


---------------------------------------------------------------------------------------------------------------------
   CREDITOR, LESSOR, ETC.    FREQUENCY OF PAYMENTS   AMOUNT OF PAYMENT       POST-PETITION           TOTAL DUE
                                   (Mo./Qtr.)                              PAYMENTS NOT MADE
                                                                                (NUMBER)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Oceanside Mission Market            Monthly                   $57,678.10           1            $57,678.10 (paid in
Place (Lessor MM 13 Theater)                                                                         February)
---------------------------------------------------------------------------------------------------------------------
Coudres Family Ptrship              Monthly                   $35,740.55           1            $35,740.55 (paid in
(Lessor PR 10 Theater)                                                                               February)
---------------------------------------------------------------------------------------------------------------------
MDA - San Bernardino                Monthly                   $96,851.61           0                   $0.00
(Lessor SB20 Thtr)
---------------------------------------------------------------------------------------------------------------------
Mission Grove Theater               Monthly                   $89,050.40           0                   $0.00
Properties I&II (Lessor MG
18 Theater)
---------------------------------------------------------------------------------------------------------------------
United Title Company                Monthly                    $4,983.40           0                   $0.00
(Lessor - Corp Offices)
---------------------------------------------------------------------------------------------------------------------
Union Bank of California            Monthly                   $57,472.22           1            $57,472.10 (paid in
($2,000,000 loan, principal                                                                          February)
and interest)
---------------------------------------------------------------------------------------------------------------------
Midland Loan Services               Monthly                   $17,646.36           1                 $17,646.36
(Mortgage Note on Chula
Vista Property)
---------------------------------------------------------------------------------------------------------------------
Union Bank of California            Monthly                      $646.80           0                   $0.00
(Auto Lease)
---------------------------------------------------------------------------------------------------------------------

                              III. TAX LIABILITIES

------------------------------------------------------------------------------------ ------------------------
FOR THE REPORTING PERIOD:
------------------------------------------------------------------------------------ ------------------------
         GROSS SALES SUBJECT TO SALES TAX                                                         157,604.04
------------------------------------------------------------------------------------ ------------------------
         TOTAL WAGES PAID                                                                         100,594.87
------------------------------------------------------------------------------------ ------------------------

--------------------------------------- ----------------------- ---------------------- ----------------------
                                         TOTAL POST-PETITION      AMOUNT DELINQUENT       DATE DELINQUENT
                                            AMOUNTS OWING                                   AMOUNT DUE
--------------------------------------- ----------------------- ---------------------- ----------------------
--------------------------------------- ----------------------- ---------------------- ----------------------
FEDERAL WITHHOLDING
--------------------------------------- ----------------------- ---------------------- ----------------------
STATE WITHHOLDING
--------------------------------------- ----------------------- ---------------------- ----------------------
FICA-EMPLOYER'S SHARE
--------------------------------------- ----------------------- ---------------------- ----------------------
FICA - EMPLOYEE'S SHARE
--------------------------------------- ----------------------- ---------------------- ----------------------
FEDERAL UNEMPLOYMENT
--------------------------------------- ----------------------- ---------------------- ----------------------
STATE WITHHOLDING
--------------------------------------- ----------------------- ---------------------- ----------------------
SALES AND USE                                        12,214.29
--------------------------------------- ----------------------- ---------------------- ----------------------
REAL PROPERTY                                       164,718.89
--------------------------------------- ----------------------- ---------------------- ----------------------
OTHER (SPECIFY)
--------------------------------------- ----------------------- ---------------------- ----------------------

--------------------------------------- ----------------------- ---------------------- ----------------------
TOTAL                                               176,933.18
--------------------------------------- ----------------------- ---------------------- ----------------------

              IV. AGING OF ACCOUNTS PAYABLE AND ACCOUNTS RECEIVABLE

                                                             ------------------------------------------------
---------------------------- -------------------------------            ACCOUNTS RECEIVABLE
                                   ACCOUNTS PAYABLE *        ------------------------ -----------------------
                                  (POST-PETITION ONLY)            Pre-Petition            Post-Petition
---------------------------- ------------------------------- ------------------------ -----------------------
30 days or less                                  231,847.11
---------------------------- ------------------------------- ------------------------ -----------------------
31-60 days
---------------------------- ------------------------------- ------------------------ -----------------------
61-90 days
---------------------------- ------------------------------- ------------------------ -----------------------
91-120 days
---------------------------- ------------------------------- ------------------------ -----------------------
Over 120 days
---------------------------- ------------------------------- ------------------------ -----------------------
TOTALS:                                          231,847.11
---------------------------- ------------------------------- ------------------------ -----------------------

                              V. INSURANCE COVERAGE

----------------------- --------------------- -------------------- --------------------- --------------------
                          NAME OF CARRIER     AMOUNT OF COVERAGE    POLICY EXPIRATION       PREMIUM PAID
                                                                           DATE               THROUGH:
----------------------- --------------------- -------------------- --------------------- --------------------
General Liability       Royal Insurance of        $2,000,000             10/14/01              2/14/01
                        America
----------------------- --------------------- -------------------- --------------------- --------------------
Umbrella Liability      St. Paul's                $10,000,000            10/14/01              2/14/01
                        Insurance Company
----------------------- --------------------- -------------------- --------------------- --------------------
Automobile Liability    Royal Insurance of        $1,000,000             10/14/01              2/14/01
                        America
----------------------- --------------------- -------------------- --------------------- --------------------
Directors & Officers    National Union Fire       $5,000,000             6/20/01               2/14/01
Liability               Insurance Company
----------------------- --------------------- -------------------- --------------------- --------------------
Workers Compensation    State (of CA)              Variable                n/a                 2/14/01
                        Compensation
                        Insurance Fund
----------------------- --------------------- -------------------- --------------------- --------------------
Property                Royal Insurance of        $35,212,960            10/14/01              2/14/01
                        America
----------------------- --------------------- -------------------- --------------------- --------------------
Vacant Property         Royal Indemnity           $1,500,000             12/14/01              2/14/01
                        Company
----------------------- --------------------- -------------------- --------------------- --------------------
Foreign Package         ACE USA                   $1,000,000             10/15/01              2/14/01
----------------------- --------------------- -------------------- --------------------- --------------------


                    VI. UNITED STATES TRUSTEE QUARTERLY FEES
                                (TOTAL PAYMENTS)

------------------- ------------------- --------------- ----------------- ----------------- -----------------
   Qtrly Period           Total           Qtrly Fees       Date Paid        Amount Paid     Qtrly Fee Still
      Ending          Disbursements                                                              Owing
------------------- ------------------- --------------- ----------------- ----------------- -----------------

------------------- ------------------- --------------- ----------------- ----------------- -----------------

------------------- ------------------- --------------- ----------------- ----------------- -----------------

------------------- ------------------- --------------- ----------------- ----------------- -----------------

* POST-PETITION ACCOUNTS PAYABLE SHOULD NOT INCLUDE PROFESSIONALS' FEES AND EXPENSES WHICH HAVE BEEN INCURRED BUT NOT YET AWARDED BY THE COURT. POST-PETITION ACCOUNTS PAYABLE SHOULD INCLUDE PROFESSIONALS' FEES AND EXPENSES AUTHORIZED BY COURT ORDER BUT WHICH REMAIN UNPAID AS OF THE CLOSE OF THE PERIOD OF THE REPORT.

               VII. PROFIT AND LOSS STATEMENT (ACCRUAL BASIS ONLY)

                                                               Cumulative
                                      Current Month           Post-Petition
                                      -------------           -------------
Admission Revenue                        852,093                  852,093
Concession Revenue                       332,330                  332,330
Video Revenue                             17,590                   17,590
Screen Advertising                         7,375                    7,375
Other Revenues                             4,501                    4,501
--------------------------------------------------------------------------
Theater Revenue                        1,213,890                1,213,890

Film Rental Expense                      402,727                  402,727
Concession COGS                           44,796                   44,796
--------------------------------------------------------------------------
Theater Cost of Goods Sold               447,523                  447,523

--------------------------------------------------------------------------
Theater Gross Margin                     766,368                  766,368
--------------------------------------------------------------------------

Salaries                                 104,655                  104,655
Payroll Taxes                             12,247                   12,247
Rent Expense                             321,888                  321,888
CAM Expense                               25,946                   25,946
Utility Expense                           40,439                   40,439
Advertising Expense                       17,461                   17,461
Co-op Advertising Expense                  5,819                    5,819
Repairs & Maint Expense                   10,409                   10,409
Janitorial Services                       25,825                   25,825
Janitorial Supplies Expense                7,254                    7,254
Insurance Expense                         26,180                   26,180
Property Taxes                            95,299                   95,299
Security Expense                           4,360                    4,360
Travel & Entertainment                       264                      264
Vehicle Expense                                0                        0
Supplies Expense                           4,089                    4,089
Banking Fees                               1,419                    1,419
Equipment Rental Expense                   1,290                    1,290
Outside Services Expense                       0                        0
Other Theater Expense                      1,153                    1,153
Pre-Opening Expense                            0                        0
--------------------------------------------------------------------------
Theater Operating Expenses               705,995                  705,995

--------------------------------------------------------------------------
Operating Income                          60,373                   60,373
--------------------------------------------------------------------------

General & Administrative Expenses         59,048                   59,048
Deprec & Amortization                    209,875                  209,875
Interest Expense                          59,311                   59,311
Interest/Dividend Income                       2                        2
Taxes                                        482                      482
Non-Recurring Income/Expense                   0                        0
--------------------------------------------------------------------------
Non-Operating (Income)/Expense           328,718                  328,718

--------------------------------------------------------------------------
Net Income                             (268,345)                (268,345)
==========================================================================

                    VIII. BALANCE SHEET (ACCRUAL BASIS ONLY)

                                                           Current Month End
                                                           -----------------
Cash                                                            2,418,346

Accts Receivable                                                 (19,208)
Conc Inventory                                                     13,487
Concession Rebates                                                 10,445
Supplies Inventory                                                  9,777
Prepaids                                                          465,629
--------------------------------------------------------------------------
Current Assets                                                  2,898,478

Fixed Assets                                                   24,347,030
Accumulated Depreciation                                     (12,930,220)
--------------------------------------------------------------------------
Net Fixed Assets                                               11,416,810

Deposits-Leases                                                    43,789
Deposits-Concession                                                   940
Deposits                                                              200
Loan Orig Fee                                                    (20,690)
Investment CLT SA de CV                                            22,875
Investment in Mexico                                              339,643
Goodwill - Mexico                                               (128,003)
--------------------------------------------------------------------------
Other Assets                                                      258,755

--------------------------------------------------------------------------
Assets                                                         14,574,042
==========================================================================

Accounts Payable                                                2,970,914
Accrued Payroll                                                   266,628
Other Accruals                                                    649,739
Deferred Revenue                                                  475,072
Concession Advances                                                49,971
Short Term Notes Payable                                                0
--------------------------------------------------------------------------
Current Liabilities                                             4,412,325

Deferred Rent Accrual                                           4,142,631
Capital Leases                                                   (10,301)
Notes Payable                                                   1,718,631
Credit Facility Debt                                            2,280,000
Intercompany Accounts                                           2,126,962
--------------------------------------------------------------------------
Long-Term Liabilities                                          10,257,923

Common Stock                                                       62,892
Additional Paid In Capital                                     29,642,292
Treasury Stock                                                          0
Retained Earnings                                            (26,278,047)
Current Year Retained Earnings                                (3,523,342)
Current Year Dividends                                                  0
--------------------------------------------------------------------------
Shareholders' Equity                                             (96,206)

--------------------------------------------------------------------------
Liabilities & Equity                                           14,574,042
=============================================================================

              STATEMENT OF CASH FLOWS (Supplement to Balance Sheet)

                                                              Current Month
                                                              -------------
CASH FLOW FROM OPERATIONS
Net Income / (Loss)                                              (268,345)
Depreciation & Amortization                                        209,875
Non-Cash Interest Expense                                                0
Deferred Rent                                                       74,758
Changes in Operating Assets & Liabilities:
   Change in Current Assets                                        105,081
   Change in Other Assets                                           12,694
   Change in Accounts Payable                                    (157,050)
   Change in Other Liabilities                                    (69,576)
---------------------------------------------------------------------------
Net Cash Provided By / (Used In) Operations                       (92,563)

CASH FLOW FROM INVESTING ACTIVITIES
Purchase of Property                                               (1,029)
Sale of Property                                                         0
---------------------------------------------------------------------------
Net Cash Provided By / (Used In) Investing Activities              (1,029)

CASH FLOW FROM FINANCING ACTIVITIES
Payment of Debt & Capital Lease Obligations                       (70,000)
Proceeds from Debt Issuance / Drawdown                                   0
Proceeds from Issuance of Common Stock                                   0
---------------------------------------------------------------------------
Net Cash Provided By / (Used In) Financing Activities             (70,000)

---------------------------------------------------------------------------
Net Increase / (Decrease) in Cash                                (163,592)
---------------------------------------------------------------------------

Beginning of Period Cash Balance                                 2,581,938
---------------------------------------------------------------------------

---------------------------------------------------------------------------
End of Period Cash Balance                                       2,418,346
===========================================================================

                                IX. QUESTIONNAIRE

1. Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as has been authorized by the court?

     No  X

     Yes

     Explain:

2. Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals or other insiders without appropriate authorization?

     No  X

     Yes

     Amount, to whom, and for what period:

3. State what progress was made during the reporting period toward filing a plan of reorganization: Debtor has closed two non-performing theaters, (Galaxy 6 and Chula Vista 10, which is operated by a subsidiary of the debtor) is very close to signing lease amendments on two theater leases and is in negotiations with a third landlord. Debtor has reduced headcount at its corporate office and cancelled non-economic office equipment leases.

4. Describe potential future events which may have a significant impact on the case.

5. Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

6. Did you receive any exempt income this month, which is not set forth in the operating report?

     No  X

     Yes

     If yes, please set forth the amounts and the source of the income.

I, DONALD H. HARNOIS, JR., CHIEF FINANCIAL OFFICER, declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Date: February 19, 2001
                                     s/ Donald H. Harnois, Jr.
                                     ------------------------------------
                                     Principal for debtor-in-possession